Securities and Exchange Commission

Washington, DC 20549

Form 8 – K

CURRENT REPORT

Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2003

Sterling Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code (717) 581-6030

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

On December 16, 2003, Sterling Financial Corporation’s Board of Directors appointed Michael A. Carenzo and David E. Hosler as “financial experts”. Carenzo and Hosler currently serve on Sterling’s Board of Directors as well as its Audit Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
	By:	/s/ J. Roger Moyer

J. Roger Moyer
President and Chief Executive Officer
DATE December 22, 2003

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